United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2025

ABUNDIA GLOBAL IMPACT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Blvd., Suite 1305

Houston, Texas 77056

(Address of principal executive offices, including zip code)

713-322-8818

(Registrant’s telephone number, including area code)

HOUSTON AMERICAN ENERGY CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HUSA	NYSE American

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 5, 2025 (the “Effective Date”), Houston American Energy Corp. (the “Company”) changed its corporate name to Abundia Global Impact Group, Inc. pursuant to a certificate of amendment (the “Certificate of Amendment”) to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) adopted by the Company’s Board of Directors (the “Board”) and filed with the Delaware Secretary of State on December 5, 2025 (the “Name Change”). Pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”), the Name Change did not require approval of the Company’s stockholders and will not affect the rights of the Company’s stockholders. The Name Change will be effective as of the open of trading on December 8, 2025.

Additionally, the Board approved the amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately after the Name Change on the Effective Date. The changes to the Bylaws are solely intended to reflect the Name Change. In accordance with the DGCL and the provisions of the Company’s organizational documents, the Board approved the Bylaws and stockholder approval was not required for such amendment and restatement.

The information set forth herein is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Certificate of Amendment and the Bylaws, filed herewith as Exhibits 3.1 and 3.2, respectively, which are incorporated by reference herein.

Item 8.01 Other Events.

New NYSE Ticker Symbol

In connection with the Name Change, the Company changed its trading symbol on NYSE American for the Company’s common stock, par value $0.001 per share, from “HUSA” to “AGIG”. The trading symbol change will be effective as of the open of trading on December 8, 2025 (the “Symbol Change”).

The Symbol Change does not affect the rights of the Company’s stockholders. Stockholders do not need to take any action in connection with the Name Change or Symbol Change. There will be no change to the Company’s CUSIP in connection with the Name Change or Symbol Change.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Abundia Global Impact Group, Inc., effective on December 5, 2025.
3.2	Amended and Restated Bylaws of Abundia Global Impact Group, Inc., effective on December 5, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABUNDIA GLOBAL IMPACT GROUP, INC.

Dated: December 5, 2025
	By:	/s/ Edward Gillespie
	Name:	Edward Gillespie
	Title:	Chief Executive Officer